UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported):  MAY 17, 2004


                                 INFINITY, INC.
             (Exact name of registrant as specified in its charter)


           COLORADO                  0-17204             84-1070066
(State or other jurisdiction of    (Commission        (I.R.S. Employer
 incorporation or organization)    File Number)     Identification Number)


211 WEST 14TH STREET
CHANUTE, KANSAS                                             66720
(Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code:  (620) 431-6200


                                    NO CHANGE
          (Former name or former address, if changed since last report)


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits.

          EXHIBIT
            NO.       DESCRIPTION
          -------     -----------
           99.1       Press release of Infinity, Inc., dated May 17, 2004,
                      reporting financial results for the first quarter ended
                      March 31, 2004.


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On May 17, 2004, Infinity, Inc. issued a press release reporting its financial results for the first quarter ended March 31, 2004. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

     The information in this Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.


                                      -2-
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date:  May 17, 2004

                                         INFINITY, INC.


                                         By: /s/ Jon D. Klugh
                                             -----------------------
                                             Jon D. Klugh
                                             Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT
  NO.     DESCRIPTION
--------  ---------------------------------------------------------------------
 99.1 Press release of Infinity, Inc., dated May 17, 2004, reporting financial results for the first quarter ended March 31, 2004.


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